UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 12, 2011
Diamond Resorts Corporation
(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10600 West Charleston
Boulevard, Las Vegas, Nevada	89135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 702-684-8000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On August 12, 2011, Diamond Resorts Corporation issued a news release announcing the completion of an exchange offer for any and all of its outstanding $425,000,000 12% Senior Secured Notes due 2018 for an equal amount of its new 12% Senior Secured Notes due 2018, which have been registered under the Securities Act of 1933, as amended. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	News Release by Diamond Resorts Corporation dated August 12, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts Corporation
August 12, 2011	By:	/s/ David F. Palmer
		Name:	David F. Palmer
		Title:	President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	News Release by Diamond Resorts Corporation dated August 12, 2011

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